Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



             As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 17, 1994 included in Thermo Electron Corporation's Annual Report on Form 10-K for the year ended January 1, 1994.



                                           ARTHUR ANDERSEN & CO.



        Boston, Massachusetts